SUPPLEMENT

DATED DECEMBER 20, 2013 TO

THE HARTFORD VALUE OPPORTUNITIES FUND

(A SERIES OF THE HARTFORD MUTUAL FUNDS II, INC.)

PROSPECTUS DATED MARCH 1, 2013, AS LAST SUPPLEMENT AUGUST 30, 2013

REORGANIZATION OF THE HARTFORD VALUE FUND

WITH AND INTO THE HARTFORD VALUE OPPORTUNITIES FUND

At a meeting held on December 13, 2013, the Board of Directors (the “Board”) of The Hartford Mutual Funds, Inc. (the “The Hartford Mutual Funds”) approved on behalf of The Hartford Value Fund (the “Value Fund”), and the Board of Directors of The Hartford Mutual Funds II, Inc. (“The Hartford Mutual Funds II” and collectively with The Hartford Mutual Funds, the “Companies”) approved on behalf of The Hartford Value Opportunities Fund (the “Value Opportunities Fund”), an Agreement and Plan of Reorganization that provides for the reorganization of the Value Fund into the Value Opportunities Fund (the “Reorganization”). The Reorganization does not require shareholder approval. The Reorganization is expected to occur on or about April 7, 2014 (the “Closing Date”).

The Reorganization contemplates: (1) the transfer of all of the assets of the Value Fund to the Value Opportunities Fund in exchange for shares of the Value Opportunities Fund that have an aggregate net asset value equal to the aggregate net asset value of the shares of the Value Fund; (2) the assumption by the Value Opportunities Fund of all of the liabilities of the Value Fund; and (3) the distribution of shares of the Value Opportunities Fund to the shareholders of the Value Fund in complete liquidation of the Value Fund. Each shareholder of the Value Fund will receive shares of the Value Opportunities Fund of the same class, and in equal value to, the shares of the Value Fund held by that shareholder as of the Closing Date.

The Board approved a reduction in the contractual management fee schedule of the Value Opportunities Fund which will become effective on February 28, 2014. As of February 28, 2014, the management fee rates set forth in the Value Opportunities Fund’s investment advisory agreement will be 0.7000% of the first $500 million, 0.6000% of the next $500 million, 0.5900% of the next $1.5 billion, 0.5850% of the next $2.5 billion, 0.5800% of the next $5 billion and 0.5750% in excess of $10 billion annually of the Fund’s average daily net assets.

In addition, in connection with the Reorganization, Hartford Funds Management Company, LLC (“HFMC”), the Value Opportunities Fund’s investment adviser, agreed to a reduction in the net operating expense cap for the Classes of shares of the Value Opportunities Fund effective as of February 28, 2014 through February 28, 2015.

Accordingly, as of February 28, 2014, the contractual expense caps applicable to the Value Opportunities Fund will be: 1.22% (Class A), 1.92% (Class B), 1.92% (Class C), 1.00% (Class I), 0.80% (Class Y), 1.45% (Class R3), 1.15% (Class R4) and 0.85% (Class R5). HFMC has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses for each Class at these levels.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

HV-7189	December 2013